THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES STATUTES OR REGULATIONS, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS (i) A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THERETO, (ii) A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR OTHER COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAIN TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED OR (III) A ‘NO ACTION’ LETTER OR ITS THEN EQUIVALENT HAS BEEN ISSUED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER OR SALE.

WARRANT

July 2, 2010

To Purchase 20,000,000 Shares of Common Stock of

STEELCLOUD, INC.

This Warrant (the “Warrant”) certifies that, for value received, CLIPPER INVESTORS LLC, an Illinois limited liability company (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the fifth-year anniversary of the Initial Exercise Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from STEELCLOUD, INC., a Virginia corporation (the “Company”), up to 20,000,000 shares, as such number may be adjusted from time to time as hereinafter set forth (the “Warrant Shares”), of common stock of the Company, $0.001 par value per share (the “Common Stock”).  The purchase price of each share of Common Stock (the “Exercise Price”) under this Warrant shall be $0.14, subject to adjustment hereunder.

1.           Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder or its agent or attorney upon surrender of this Warrant together with the Assignment Form attached hereto as Exhibit A (the “Assignment Form”), properly endorsed.

2.           Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.           Exercise of Warrant.

(a)           Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder at the address of such holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise in the form attached hereto as Exhibit B (the “Notice of Exercise”); provided, however, within five (5) Business Days (as defined below) of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company, and, if the Holder has not elected to make a cashless exercise as provided below, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder no later than three (3) Business Days after the delivery to the Company of the Notice of Exercise, surrender of this Warrant and, if the Holder has not elected to make a cashless exercise as provided below, payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  Prior to the issuance of such Warrant Shares, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares as required pursuant to the terms hereof.  “Business Day” means any day on which financial institutions are open for business in Chicago, Illinois.

(b)           If this Warrant shall have been exercised in part, then the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c)           In the event that the Holder elects to make a cashless exercise as provided above, the Company shall issue to the Holder the number of shares of Common Stock equal to the result obtained by (i) subtracting B from A, (ii) multiplying the difference by C, and (iii) dividing the product by A, as set forth in the following equation:

X	=	(A - B) x C where:
 A

X	=	the number of shares of Common Stock issuable upon a cashless exercise of the Warrant pursuant to the provisions of this Section 3.

A	=	the Fair Market Value (as defined below) of one share of Common Stock on the date of exercise.

B	=	the Exercise Price for one share of Common Stock under this Warrant.

C	=	the number of shares of Common Stock as to which this Warrant is exercisable.

If the foregoing calculation results in a negative number, then no shares of Common Stock shall be issued upon a cashless exercise.

For the purpose of such calculations, the “Fair Market Value” per share of the shares of Common Stock shall be, (i) if the cashless exercise of the Warrant is in connection with a public offering of the Company’s Common Stock, the public offering price (before deducting commission, discounts or expenses) at which the Common Stock is sold in such offering, (ii) if a public market for the Company’s Common Stock exists at the time of such exercise, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of Fair Market Value; or (iii) if there is no public market for the Company’s Common Stock, determined by the Company’s Board of Directors in good faith.

4.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall round such fraction of a share up to the nearest whole share.

5.           Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder.  In the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form duly executed by the Holder.

6.           Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7.           Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and with the provisions of Sections 1, 5 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with an Assignment Form completed and duly executed by the Holder or its agent or attorney.  Upon such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in the Assignment Form, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants contemplated by this Section 7.

(d)           The Company agrees to maintain, at its office, books for the registration and the registration of transfer of the Warrants.

(e)           If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer:  (i) that the Holder or assignee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws; (ii) that the Holder or assignee execute and deliver to the Company an investment representation letter in form and substance reasonably satisfactory to the Company; and (iii) that the assignee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8.           No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant, the delivery of the Notice of Exercise, and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender, delivery or payment.

9.           Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10.         Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

11.         Adjustments to Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time if the Company shall:  (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock.  Upon the happening of any of the events set forth in subsections (i)-(iv) of this Section 11, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

12.         Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (excluding cash but including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12.  For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13.         Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

14.         Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder: (i) at least thirty (30) days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least thirty (30) days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify: (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

15.         Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, validly issued, fully paid and non-assessable and free of all preemptive rights.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending the Company’s Certificate of Incorporation or any Certificate of Designations relating to any of the Company’s equity securities, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will: (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

16.         Miscellaneous.

(a)           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Virginia without regard to principles of conflict of laws.

(b)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)           Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by first class mail, postage prepaid, as follows:  (a) if to the Holder, at the address of the Holder as shown on the registry books maintained by the Company or the Transfer Agent; and (b) if to the Company, at 20110 Ashbrook Place, Suite 130, Ashburn, Virginia 20147, Attention: Brian H. Hajost.

(e)           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)           Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.  The Company may not assign any of its rights or obligations under this Warrant without the consent of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)            Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)            Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(k)           Registration Rights.   The Holder of this Warrant shall be entitled to the rights and benefits as a holder of Investor Registrable Securities pursuant to that certain Registration Rights Agreement dated July 2, 2010, by and among the Company, the Holder and Caledonia Capital Corporation, a Delaware corporation.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

STEELCLOUD, INC., a Virginia corporation

By	: /s/ Brian H. Hajost
Name: Brian H. Hajost
Title: President & CEO

Signature Page to Warrant

EXHIBIT A

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute
this form and supply required information.
Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Name:

Signature of Holder
or Authorized Signatory:

Title (if applicable):

Holder’s Address:

Signature Guaranteed:  ________________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B

NOTICE OF EXERCISE

To:         STEELCLOUD, INC.

The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, _______ shares of Common Stock (as such terms are defined in the Warrant, dated July 2, 2010, issued by STEELCOUD, INC. to CLIPPER INVESTORS LLC.

☐	(Cash Exercise) The undersigned has included with this Notice of Exercise the purchase price of such shares in full.

☐	(Cashless Exercise) The undersigned elects to purchase such shares pursuant to the net exercise provisions of such Warrant.

The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:
Address:
Social Security Number:
Deliver to:
Address:

If the foregoing evidences an exercise of the Warrant to purchase fewer than all of the Warrant Shares (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(es) as follows:

Name:
Address:

DATED:  ____________, 2010.

(Name of Holder)

(Signature of Holder or Authorized Signatory)	(SS or TIN of Holder)

Signature Guaranteed: